UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07857

Oppenheimer Commodity Strategy Total Return Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 3/31/2015

Item 1. Schedule of Investments.

CONSOLIDATED STATEMENT OF INVESTMENTS March 31, 2015 Unaudited

	Principal Amount	Value
Mortgage-Backed Obligation—0.1%
NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29[1,2,3] (Cost $481,671)	$645,555	$167,844

U.S. Government Obligations—14.5%
United States Treasury Nts.:
0.125%, 4/30/15[2,4,5]	3,700,000	3,699,423
0.25%, 8/15/15[2,5]	550,000	550,258
0.25%, 7/15/15[2,5]	500,000	500,196
0.375%, 4/15/15-8/31/15[2,5]	4,400,000	4,404,392
0.375%, 11/15/15-2/15/16[2,4,5]	7,000,000	7,007,112
0.375%, 1/15/16[2]	2,000,000	2,002,188
1.25%, 9/30/15[2,5]	2,000,000	2,010,938
1.25%, 10/31/15[2,4,5]	5,650,000	5,684,872
1.375%, 11/30/15[2,4,5]	4,000,000	4,030,936
1.50%, 6/30/16[2]	1,000,000	1,013,906
1.75%, 7/31/15	1,000,000	1,005,548
1.75%, 5/31/16[2,5]	400,000	406,500
2.00%, 4/30/16[2,4,5]	2,450,000	2,494,024
2.125%, 5/31/15[2,5]	3,700,000	3,711,562
2.125%, 2/29/16[2,4,5]	2,400,000	2,440,313
4.125%, 5/15/15[2,4,5]	1,800,000	1,808,438
4.25%, 8/15/15[2,4]	2,500,000	2,538,477
Total U.S. Government Obligations (Cost $45,266,713)		45,309,083

Corporate Bonds and Notes—13.6%
Energy—1.1%
Oil, Gas & Consumable Fuels—1.1%
TransCanada PipeLines Ltd., 0.75% Sr. Unsec. Nts., 1/15/16	3,500,000	3,495,293

Financials—6.2%
Commercial Banks—3.8%
Citigroup, Inc., 2.25% Sr. Unsec. Nts., 8/7/15	4,000,000	4,023,088
Fifth Third Bancorp, 3.625% Sr. Unsec. Nts., 1/25/16	3,000,000	3,064,938
KeyCorp, 3.75% Sr. Unsec. Nts., 8/13/15	4,846,000	4,899,296
		11,987,322

Consumer Finance—2.4%
American Express Credit Corp., 5.30% Sr. Unsec. Nts., 12/2/15	3,429,000	3,535,251
Capital One Financial Corp., 1% Sr. Unsec. Nts., 11/6/15	4,000,000	4,005,356
		7,540,607

Industrials—1.1%
Road & Rail—1.1%
Norfolk Southern Corp., 5.75% Sr. Unsec. Nts., 1/15/16	3,436,000	3,567,764

Information Technology—1.2%
IT Services—1.2%
Xerox Corp., 6.40% Sr. Unsec. Nts., 3/15/16	3,700,000	3,888,537

Materials—2.9%
Chemicals—1.3%
PPG Industries, Inc., 1.90% Sr. Unsec. Nts., 1/15/16	3,950,000	3,984,069

1   OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Metals & Mining—1.6%
Rio Tinto Alcan, Inc., 5% Sr. Unsec. Nts., 6/1/15	$4,900,000	$4,931,977

Telecommunication Services—1.1%
Diversified Telecommunication Services—1.1%
AT&T, Inc., 0.90% Sr. Unsec. Nts., 2/12/16	3,350,000	3,355,799
Total Corporate Bonds and Notes (Cost $42,755,099)		42,751,368

Structured Securities—17.1%
Canadian Imperial Bank of Commerce, Custom 8 Enhanced Roll Commodity
Index Linked Nts., 0.117%, 4/5/16[6]	12,300,000	12,736,990
Canadian Imperial Bank of Commerce, Oppenheimer Quarterly Roll Commodity
Index Linked Nts., 0.141%, 1/22/16[6]	21,300,000	15,402,473
UBS AG (London Branch), Custom Multi-Roll Strategy Excess Return Bloomberg
Commodity Index Linked Nts., 0.007%, 4/5/16[6]	12,300,000	12,736,860
UBS AG (London Branch), Custom Pre-post Roll Strategy Excess Return
Bloomberg Commodity Index Linked Nts., 0.007%, 4/5/16[6]	12,300,000	12,736,860
Total Structured Securities (Cost $58,200,000)		53,613,183

Short-Term Notes—32.7%
Banks—2.6%
Bank of America Corp., 1.085%, 3/22/16[8]	3,700,000	3,714,034
Santander Commercial Paper SA, 0.756%, 6/4/15[9]	5,000,000	4,997,396
		8,711,430

Beverages—2.7%
Bacardi USA, Inc., 0.51%, 4/22/15[9]	4,000,000	3,998,810
SABMiller Holdings, Inc., 0.45%, 4/7/15[9]	4,300,000	4,299,678
		8,298,488

Chemicals—2.6%
Airgas, Inc., 0.511%, 4/24/15[9]	4,200,000	4,198,632
Ecolab Inc., 0.461%, 5/13/15	4,000,000	3,997,853
		8,196,485

Diversified Financial Services—1.2%
Western Union Co., 1.262%, 8/21/15[8]	3,950,000	3,958,572

Electric Utilities—3.7%
Duke Energy Corp., 0.652%, 7/6/15[9]	4,000,000	3,996,562
Northeast Utilities, 0.50%, 4/2/15[9]	3,700,000	3,699,949
Sempra Energy, 0.59%, 4/15/15[9]	4,000,000	3,999,082
		11,695,593

Food Products—1.3%
General Mills, Inc., 0.56%, 4/21/15[9]	4,000,000	3,998,756

2   OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Hotels, Restaurants & Leisure—1.3%
Starwood Hotels and Resort, 0.52%, 4/7/15	$4,000,000	$3,999,653

Leasing & Factoring—3.9%
Hitachi Capital America Corp., 0.53%, 4/9/15	4,000,000	3,999,529
Hyundai Capital America, 0.581%, 5/18/15[9]	4,000,000	3,996,971
Nissan Motor Acceptance Corp., 0.45%, 4/16/15[9]	4,000,000	3,999,250
		11,995,750

Machinery—1.3%
Pentair Finance SA, 0.69%, 4/20/15[9]	4,000,000	3,998,543

Media—1.2%
Discovery Communications LLC, 0.53%, 4/17/15[9]	3,700,000	3,699,128

Metals & Mining—1.3%
Glencore Funding LLC, 0.60%, 4/22/15[9]	4,000,000	3,998,600

Multi-Utilities—1.6%
Xcel Energy, Inc., 0.401%, 5/8/15[9]	5,000,000	4,997,944

Paper, Containers & Packaging—0.4%
Avery Dennison Corp., 0.44%, 4/1/15[9]	1,200,000	1,200,000

Pharmaceuticals—1.2%
Bayer AG, 0.60%, 4/7/15	3,700,000	3,699,630

Software—1.3%
Thomson Reuters Corp, 0.53%, 4/14/15	4,000,000	3,999,234

Specialty Retail—1.3%
Reed Elsevier, Inc., 0.42%, 4/6/15[9]	4,000,000	3,999,767

Telephone Utilities—2.6%
Bell Canada, 0.481%, 5/19/15[9]	4,000,000	3,997,440
Verizon Communications, Inc., 0.53%, 4/16/15[9]	4,000,000	3,999,117
		7,996,557

Water Utilities—1.2%
American Water Capital Corp.:
0.46%, 4/1/15[9]	2,000,000	2,000,000
0.46%, 4/2/15[9]	2,000,000	1,999,974
		3,999,974
Total Short-Term Notes (Cost $102,436,833)		102,444,104

		Exercise	Expiration
		Price	Date		Contracts
Exchange-Traded Options Purchased—0.4%[2]
Coffee “C” Futures, 5/15 Call[2,10]	USD	180.000	4/10/15	USD	50	187
Crude Oil Futures, 12/15 Call[2,10]	USD	80.000	11/17/15	USD	200	118,000
Crude Oil Futures, 5/15 Put[2,10]	USD	35.000	4/16/15	USD	201	14,070
Crude Oil Futures, 6/15 Put[2,10]	USD	42.000	5/14/15	USD	200	228,000
Crude Oil Futures, 6/15 Put[2,10]	USD	45.000	5/14/15	USD	100	187,000
Crude Oil Futures, 9/15 Put[2,10]	USD	45.000	8/17/15	USD	150	385,500

3   OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Exercise	Expiration
		Price	Date		Contracts	Value
Exchange-Traded Options Purchased (Continued)
Natural Gas Futures, 6/15 Put[2,10]	USD	2.000	5/26/15	USD	1,000	$76,000
Nickel Futures, 12/15 Call[2,10]	USD	17,500.000	12/2/15	USD	100	94,537
Platinum Futures, 7/15 Call[2,10]	USD	1,250.000	6/17/15	USD	50	15,250
Platinum Futures, 7/15 Call[2,10]	USD	1,400.000	6/17/15	USD	100	1,000
Primary Aluminum Futures, 12/15 Call[2,10]	USD	1,950.000	12/2/15	USD	100	122,647
Soybean Futures, 5/15 Put[2,10]	USD	920.000	4/24/15	USD	250	28,125
Total Exchange-Traded Options Purchased (Cost $2,530,723)						1,270,316

	Principal Amount
Certificate of Deposit—1.3%
Deutsche Bank AG, New York, 0.585%, 7/15/15[8] (Cost $4,000,000)	$4,000,000	4,000,036

	Shares
Investment Company—19.5%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.12%[2,7,11] (Cost $61,210,078)	61,210,078	61,210,078

Total Investments, at Value (Cost $316,881,117)	99.2%	310,766,012
Net Other Assets (Liabilities)	0.8	2,576,284
Net Assets	100.0%	$313,342,296

Footnotes to Consolidated Statement of Investments

1. Restricted security. The aggregate value of restricted securities as of March 31, 2015 was $167,844, which represents 0.05% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Depreciation
NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29	8/10/10	$481,671	$167,844	$313,827

2. All or a portion of the security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

3. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 4 of the accompanying Notes.

4. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $8,541,662. See Note 5 of the accompanying Consolidated Notes.

5. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $12,267,166. See Note 5 of the accompanying Consolidated Notes.

6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $53,613,183 or 17.11% of the Fund’s net assets as of March 31, 2015.

4   OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

7. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended March 31, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2014	Gross Additions	Gross Reductions	Shares March 31, 2015
Oppenheimer Institutional Money Market Fund, Cl. E	65,847,635	214,824,291	219,461,848	61,210,078

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$61,210,078	$19,586

8. Represents the current interest rate for a variable or increasing rate security.

9. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $75,075,599 or 23.96% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

10. Non-income producing security.

11. Rate shown is the 7-day yield as of March 31, 2015.

Futures Contracts as of March 31, 2015
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
Aluminum	LME	Sell	5/18/15	41	$1,823,731	$15,424
Brent Crude Oil	ICE	Buy	4/15/15	500	27,555,000	(35,816)
Coffee “C”	NYB	Buy	5/18/15	16	797,400	(74,158)
Copper	LME	Sell	6/15/15	5	756,063	10,548
Copper	CMX	Sell	5/27/15	30	2,055,000	71,605
Corn	CBT	Buy	5/14/15	69	1,298,063	4,146
Corn	CBT	Sell	7/14/15	68	1,306,450	55,935
Cotton No. 2	NYB	Buy	7/9/15	177	5,616,210	71,870
Cotton No. 2	NYBC	Sell	5/6/15	182	5,742,100	(69,998)
Lead	LME	Buy	6/16/15	65	2,958,313	91,623
Lean Hogs	CME	Sell	6/12/15	50	1,516,000	102,195
Lean Hogs	CME	Buy	4/15/15	46	1,148,620	(88,083)
Live Cattle	CME	Buy	6/30/15	65	3,960,450	307,938
Live Cattle	CME	Sell	4/30/15	72	4,646,160	(377,644)
Natural Gas	NYM	Sell	4/28/15	98	2,587,200	256,600
New York Harbor ULSD	NYM	Buy	6/30/15	30	2,181,312	(108,275)
Nickel	LME	Buy	7/13/15	25	1,860,000	(240,044)
Nickel	LME	Buy	6/15/15	151	11,219,904	(1,424,673)
Palladium	NYM	Sell	6/26/15	40	2,941,200	200,783
Platinum	NYM	Buy	7/29/15	230	13,149,100	29,559
Soybean	CBT	Buy	5/14/15	12	583,950	7,171
Soybean	CBT	Buy	11/13/15	250	11,940,625	(382,222)
Soybean	CBT	Sell	7/14/15	269	13,150,738	544,383
Soybean	CBT	Buy	7/14/15	2	65,040	1,435
Soybean	CBT	Buy	7/14/15	3	55,116	(151)
Sugar #11 World	NYB	Buy	4/30/15	38	507,741	(3,958)
Wheat	CBT	Buy	7/14/15	2	56,375	1,069
Wheat	CBT	Buy	7/14/15	6	154,200	1,786
WTI Crude Oil	ICE	Sell	4/20/15	500	23,800,000	(192,365)
WTI Crude Oil	NYM	Sell	4/21/15	100	4,760,000	200,308
WTI Crude Oil	NYM	Buy	11/21/16	100	5,971,000	(278,002)
WTI Crude Oil	NYM	Buy	11/20/15	100	5,487,000	(230,402)

5   OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Futures Contracts (Continued)
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
WTI Crude Oil	NYM	Sell	5/19/15	200	9,868,000	$317,176
						$(1,214,237)

*All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

Exchange-Traded Options Written at March 31, 2015*
Description		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value
Crude Oil Futures, 9/15 Put	USD	38.500	8/17/15	USD	(300)	$329,079	$(357,000)
Lean Hogs Futures, 7/15 Put	USD	72.000	6/12/15	USD	(90)	102,888	(65,700)
Palladium Futures, 6/15 Put	USD	720.000	5/20/15	USD	(50)	63,846	(93,450)
Platinum Futures, 7/15 Put	USD	1150.000	6/17/15	USD	(50)	92,346	(98,750)
Soybean Futures, 5/15 Put	USD	840.000	4/24/15	USD	(150)	39,637	(937)
Total of Exchange-Traded Options Written						$627,796	$(615,837)

*All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

Over-the-Counter Total Return Swaps at March 31, 2015*
Reference Asset	Counterparty	Pay/Receive Total Return**	Floating Rate	Maturity Date		Notional Amount (000’s)	Value
CIBZGSPP Index	CIBC	Receive	Official settlement price of CIBZGSPP Index	4/21/15	USD	(8,000)	$254,914
ENHGD185 Index	GSG	Receive	Official settlement price of ENHGD185 Index	4/21/15	USD	(47,000)	(51,173)
MLCILREE Index	BOA	Receive	Official settlement price of MLCILREE Index	4/21/15	USD	(19,250)	(572,282)
MLCILRIE Index	BOA	Receive	Official settlement price of MLCILRIE Index	4/21/15	USD	(13,000)	388,866
MLCILRLE Index	BOA	Receive	Official settlement price of MLCILRLE Index	4/21/15	USD	(3,500)	42,109
MLCILRME Index	BOA	Receive	Official settlement price of MLCILRME Index	4/21/15	USD	(15,250)	78,956
MLCILRSE Index	BOA	Receive	Official settlement price of MLCILRSE Index	4/21/15	USD	(5,000)	(220,699)
MQCP169E Index	MAC	Receive	Official settlement price of MQCP169E Index	4/21/15	USD	(22,500)	880
Total of Over-the-Counter Total Return Swaps							$(78,429)

*All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

**Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

6   OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Glossary:
Counterparty Abbreviations
BOA	Bank of America NA
CIBC	Canadian Imperial Bank of Commerce
GSG	Goldman Sachs Group, Inc. (The)
MAC	Macquarie Bank Ltd.

Definitions
CIBZGSPP	CIBC Custom 16 Commodity Index
ENHGD185	Commodity Index
MLCILREE	Merrill Lynch Commodities Long Pre-Roll Energy ER Index
MLCILRIE	Merrill Lynch Commodities Long Pre-Roll Industrial Metals ER Index
MLCILRLE	Merrill Lynch Commodities Long Pre-Roll Livestock ER Index
MLCILRME	Merrill Lynch Commodities DJ Grains + rolling from -11 to 4 Index
MLCILRSE	Merrill Lynch Commodities DJ Softs rolling from -11 to 4
MLCP169E	Macquarie Dynamic Roll 169 Index

Exchange Abbreviations
CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchanges
CMX	Commodity Exchange, Inc.
ICE	Intercontinental Exchange
LME	London Metal Exchange
NYB	New York Board of Trade
NYBC	New York Board of Trade
NYM	New York Mercantile Exchange

7   OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED

NOTES TO STATEMENT OF INVESTMENTS March 31, 2015 Unaudited

1. Organization

Oppenheimer Commodity Strategy Total Return Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, RAF Fund Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, option and swap contracts) and exchange-traded funds related to gold or other special minerals (“Gold ETFs”). The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund. At March 31, 2015, the Fund owned 7,519,340 shares with net assets of $69,013,617.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale

8   OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

9   OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These

10   OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of March 31, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Mortgage-Backed Obligation	$—	$—	$167,844	$167,844
U.S. Government Obligations	—	45,309,083	—	45,309,083
Corporate Bonds and Notes	—	42,751,368	—	42,751,368
Structured Securities	—	53,613,183	—	53,613,183
Short-Term Notes	—	102,444,104	—	102,444,104
Exchange-Traded Options
Purchased	1,053,132	217,184	—	1,270,316
Certificate of Deposit	—	4,000,036	—	4,000,036
Investment Company	61,210,078	—	—	61,210,078
Total Investments at Value	62,263,210	248,334,958	167,844	310,766,012

Other Financial Instruments:
Swaps, at value	—	765,725	—	765,725
Futures contracts	2,291,554	—	—	2,291,554
Total Assets	$64,554,764	$249,100,683	$167,844	$313,823,291

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(844,154)	$—	$(844,154)
Options written, at value	—	(615,837)	—	(615,837)
Futures contracts	(3,505,791)	—	—	(3,505,791)
Total Liabilities	$(3,505,791)	$(1,459,991)	$—	$(4,965,782)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

11   OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Restricted Securities. As of March 31, 2015, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of March 31, 2015 is as follows:

Cost	$481,671
Market Value	$167,844
Market value as % of Net Assets	0.05%

12   OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to

13   OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

14   OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related commodities, in order to decrease exposure to commodity risk.

During the period ended March 31, 2015, the Fund had an ending monthly average market value of $81,435,659 and $55,237,461 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has purchased put options on individual commodities and/or commodity indexes to decrease exposure to commodity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on individual commodities and/or commodity indexes to increase exposure to commodity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the period ended March 31, 2015, the Fund had an ending monthly average market value of $1,518,035 and $666,686 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

15   OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual commodities and/or commodity indexes to increase exposure to commodity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual commodities and/or commodity indexes to decrease exposure to commodity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended March 31, 2015, the Fund had an ending monthly average market value of $16,913 and $869,103 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the period ended March 31, 2015 was as follows:

	Number of Contracts	Amount of Premiums
Options outstanding as of December 31, 2014	245	$638,193
Options written	930	1,099,475
Options closed or expired	(155)	(389,625)
Options exercised	(380)	(720,247)
Options outstanding as of March 31, 2015	640	$627,796

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under

16   OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various commodity indexes to increase exposure to commodity risk. These commodity risk related total return swaps require the Fund to pay a fixed or a floating reference interest rate, and an amount equal to the negative price movement of an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index (expressed as a percentage) multiplied by the notional amount of the contract.

The Fund has entered into total return swaps on various commodity indexes to decrease exposure to commodity risk. These commodity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments of a fixed or a floating reference interest rate and an amount equal to the negative price movement of the same index (expressed as a percentage) multiplied by the notional amount of the contract.

For the period ended March 31, 2015, the Fund had ending monthly average notional amounts of $148,975,000 and $875,000 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

17   OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

18   OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

CONSOLIDATED

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2015 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$316,881,117
Federal tax cost of other investments	22,199,218
Total federal tax cost	$339,080,335

Gross unrealized appreciation	$4,559,035
Gross unrealized depreciation	(11,954,847)
Net unrealized depreciation	$(7,395,812)

19   OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/31/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Commodity Strategy Total Return Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/12/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz

Arthur P. Steinmetz
Principal Executive Officer
Date:	5/12/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	5/12/2015